GOLDMAN SACHS TRUST

Class A, Class C, Institutional,
Class R and Class IR Shares of

Goldman Sachs Dynamic Allocation Fund

Supplement dated April 13, 2010 to the
Prospectus dated January 5, 2010 (the “Prospectus”)

The following replaces the fourth and fifth sentences in the paragraph at the top of page 9 under the “General Investment Management Approach” section of the Prospectus: The Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings as of the end of each calendar quarter subject to a thirty day lag between the date of the information and the date on which the information is disclosed. In addition, the Fund publishes on its website month-end exposures to five major asset classes subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed.

This Supplement should be retained with your Prospectus
for future reference.

DAGIMASTK 4-10